EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report on Form 10-Q/A of Advanced Technologies Group, Ltd. (the "Company") for the fiscal quarter ended July 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "report"), the undersigned, Alex Stelmak, Chief Executive Officer, Chairman of the Board and Chief Financial Officer of the Company, certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: January 26, 2010


                                           /s/ Alex Stelmak
                                           -------------------------------------
                                           Alex Stelmak
                                           Chief Executive Officer,
                                           Chairman of the Board and
                                           Chief Financial Officer